UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

K2M GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 16, 2015.

Meeting Information
K2M GROUP HOLDINGS, INC.	Meeting Type: Annual Meeting
For holders as of: April 20, 2015
Date: June 16, 2015 Time: 8:00 A.M. Eastern local time
Location: Lansdowne Resort
44050 Woodridge Parkway
Leesburg, VA 20176
You are receiving this communication because you hold shares in the company named above.
K2M GROUP HOLDINGS, INC. 751 MILLER DRIVE SE LEESBURG, VA 20175
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—Before You Vote—
    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrowà XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise receive a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*       If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2015 to facilitate timely delivery.

—How To Vote—
Please Choose One of the Following Voting Methods

Vote In Person: Please email our Investor Relations department at ir@k2m.com for directions to the Company's 2015 Annual Meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Proposals to be voted on at our Annual Meeting are listed
below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR
each of the nominees listed in Proposal 1 and FOR
Proposal 2.

1.    Election of Directors

Nominees:

1)	Paul Queally

2)	Raymond Ranelli

3)	Eric D. Major

2.    Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015.

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.